Exhibit 10.11

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

VINE STREET STUDIO

FOURTH AMENDMENT TO OFFICE/WAREHOUSE LEASE

This FOURTH AMENDMENT TO OFFICE/WAREHOUSE LEASE AGREEMENT (‘Amendment”) is made effective as of May 1, 2020, by and between VINE STREET STUDIOS, LLC (“Landlord”) and Enchanted Rock Management, LLC (“Tenant”).

Landlord and Tenant entered into that certain Office/Warehouse Lease Agreement (the “Lease”) dated June 1, 2018, by Amendment to office Warehouse Lease date January 10, 2019 for Suite 101, Suite 115, Suite, 121, Suite 117 in the building locate at 1113 Vines Street, Houston, Harris County, Texas and the Second Amendment for Suite 138 and 206 date September 11, 2019 and the Third Amendment for Suite 210 dated October 22, 2019 (the “Premises”).

Landlord and Tenant desire by this Amendment to amend the Lease as herein provided and, except as modified herein, to confirm the Lease as amended.

IN CONSIDERATION OF THE AGREEMENTS HEREIN, Landlord and Tenant agrees as follows:

1.

Section 1.10 Rent shall be replaced and needs as follows: The Rent per month beginning May 1, 2020 and for each month thereafter shall $[***] per month. Includes trash and recycling pick-up service for all business days. Monday to Friday not including Holiday at a rate of $[***] per month, also included are the following premises:

Suite 101 $[***] Per Month

Suite 115 $[***] Per Month

Suite 121 $[***] Per Month

Suite 110 $[***] Per Month

Suite 117 $[***] Per Month

Suite 138 $[***] Per Month

Suite 206 $[***] Per Month

Plus an additional rent increase of [***]% beginning May 1, 2021.

2.	Each party represents and warrants to the other party that it has the full authority to enter into this Amendment.

3.

Except as otherwise provided in the Amendment all of the terms and provisions of the Lease shall remain in full force and effect. Tenant acknowledge (i) that there are no off-sets or defenses against the enforcements of the Lease of the date of execution of this Amendment” ii) that landlord is not in default of any of its

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Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

obligations or conditions under the Lease: and (iii) that Landlord waives no right or claim it had under the Lease.

AGREED TO AND EXECUTED this   day of April, 2020.

TENANT:

Enchanted Rock Management, LLC

/s/ Thais Grossi
By:	Thais Grossi
Its:	COO

LANDLORD:

VINE STREET STUDIO, LLC

/s/ Lee Roy Murray III
LEE ROY MURRAY III, MANAGER

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